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                                                                   Exhibit 10.16


                                TELTREND INC.

                            1996 STOCK OPTION PLAN

                                  ARTICLE 1

                                   GENERAL


     1.1 Purpose. The purpose of this Teltrend Inc. 1996 Stock Option Plan (the "Plan") is to provide certain key employees and/or directors of Teltrend Inc., a Delaware corporation, its successors and assigns and its subsidiaries and affiliates (collectively, the "Company"), an incentive (i) to join and/or remain in the service of the Company, (ii) to maintain and enhance the long-term performance and profitability of the Company and (iii) to acquire a proprietary interest in the success of the Company. The Plan is intended to meet the requirements of Rule 16b-3 of the 1934 Act (as hereinafter defined) at all times during which Insiders (as hereinafter defined) are subject to the requirements of Section 16 of the 1934 Act (as hereinafter defined).

     1.2 Definition of Certain Terms.

         (a) "Agreement" means an agreement between the Company and an Optionee issued pursuant to Section 2.1.

         (b) "Board" means the Board of Directors of the Company.

         (c) "Code" means the Internal Revenue Code of 1986, as amended.

         (d) "Committee" means the committee of the Board appointed to administer the Plan in accordance with Section 1.3.

         (e) "Common Stock" means the shares of Common Stock, par value $.01 per share, of the Company, and any other shares into which such common stock shall thereafter be exchanged by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like.




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         (f) "Company" means Teltrend Inc., a Delaware corporation, its successors and assigns and its subsidiaries and affiliates.

         (g) "Date of Grant" means the date as of which an Option is granted by the Committee under an Agreement.

         (h) "Fair Market Value" per share as of a particular date means (i) the closing sales price per share of Common Stock on such date on the national securities exchange on which the Common Stock is principally traded or on the NASDAQ National Market, or if there was not a sale on such date, the closing sales price for the last preceding date on which there was a sale of such Common Stock on such exchange or on the NASDAQ National Market, or (ii) if the shares of Common Stock are not then traded on a national securities exchange or on the NASDAQ National Market, the average of the closing bid and asked prices for the shares of Common Stock in the over-the-counter market on which the Common Stock is principally traded for the last date, including the Date of Grant, on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange, the NASDAQ National Market or traded in an over-the counter market, such value as the Committee, in its sole discretion, shall determine.

         (i) "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

         (j) "Insider" means a person subject to potential liability with respect to equity securities of the Company under Section 16 of the 1934 Act.


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         (k) "Nonqualified Stock Option" means an Option which is not an
Incentive Stock Option or other type of statutory stock option under the Code.

         (l) "Optionee" means an employee of the Company who has been awarded any Option under this Plan.

         (m) "Option" means a right to purchase Common Stock granted under the Plan.

         (n) The terms "parent corporation" and "subsidiary corporation" as used herein shall have the meaning given those terms in Code section 424(e) and
(f), respectively. A corporation shall be deemed a parent corporation or a subsidiary corporation only for such periods during which the requisite ownership relationship is maintained.

         (o) "Plan" means this Teltrend Inc. 1996 Stock Option Plan.

         (p) "Termination With Cause," with respect to any Optionee, means termination by the Company of such Optionee's employment with the Company for:
(i) misappropriation of corporate funds, (ii) conviction of a felony or a crime involving moral turpitude, (iii) willful violation of directions of the Chief Executive Officer or the Board of Directors of the Company, (iv) gross negligence, or (v) willful misconduct.

         (q) "1934 Act" means the Securities Exchange Act of 1934, as amended.

     1.3 Administration.

         (a) Subject to Section 1.3(e), the Plan shall be administered by the Committee, which shall consist of at least two directors and which shall have the power of the Board to authorize awards under the Plan. At all times during which Insiders are subject to the requirements of Section 16 of the 1934 Act, all members of the Committee


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shall be comprised of two or more members of the Board of Directors, all of whom shall be "non-employee directors," as defined in Rule 16b-3 of the 1934 Act and "outside directors" as that term is used in Section 162 of the Code and the regulations promulgated thereunder. The members of the Committee shall be appointed by, and may be changed from time to time in the discretion of, the Board.

         (b) The Committee shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Agreement executed pursuant to Section 2.1, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, (iv) to make all determinations necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.

         (c) The determination of the Committee on all matters relating to the Plan or any agreement shall be final, binding and conclusive.

         (d) No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnify each member of the Committee, to the extent permitted by applicable law, for all costs and expenses and any liability incurred in connection with defending against, responding to, negotiation for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or the authorizing or denying authorization to any transaction hereunder, other than


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actions involving willful misfeasance, gross negligence or reckless disregard of the member's duties.

         (e) Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan, with only the members of the Board who are "non-employee directors," as defined in Rule 16b-3 of the 1934 Act and "outside directors" as that term is used in Section 162 of the Code and the regulations promulgated thereunder participating in decisions relating to the Plan, in which event, the term "Committee" as used herein shall be deemed to mean those members of the Board.

     1.4 Persons Eligible for Awards. Awards under the Plan may be made from time to time to such key employees of the Company as the Committee shall in its sole discretion select; provided, however, that, subject to Section 3.4 (relating to adjustments upon changes in capitalization), the Committee may not award Options to any such employee with respect to more than 200,000 shares of Common Stock in any fiscal year during the term of the Plan.

     1.5 Types of Awards Under the Plan. Awards may be made under the Plan in the form of Options, which shall be Incentive Stock Options or Nonqualified Stock Options.

     1.6 Shares Available for Awards.

         (a) Subject to Section 3.4 (relating to adjustments upon changes in capitalization), the maximum number of shares of Common Stock with respect to which Options may be awarded under the Plan shall be equal to 700,000 shares. Subject to the requirements of Rule 16b-3 of the 1934 Act, if applicable, shares of Common Stock covered


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by Options granted under the Plan which expire or terminate for any reason shall again become available for award under the Plan.

         (b) Shares that are issued upon the exercise of Options awarded under the Plan may be issued out of either the Company's authorized and unissued or treasury shares of Common Stock.

         (c) Without limiting the generality of the preceding provisions of this Section 1.6, the Committee may, but solely with the Optionee's consent, agree to cancel any award of Options under the Plan and issue new Options in substitution therefor, provided that the Options as so substituted shall satisfy all of the requirements of the Plan as of the date such new Options are awarded.

     1.7 Option Price. The exercise price of each Option shall not be less than 100% of the Fair Market Value of the shares of Common Stock covered by the Option as of the Date of Grant.


                                  ARTICLE 2

                                STOCK OPTIONS

     2.1 Agreements Evidencing Stock Options

         (a) Options awarded under the Plan shall be evidenced by Agreements which shall not be inconsistent with the terms and provisions of the Plan, and which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. Without limiting the generality of the foregoing, the Committee may in any Agreement impose such restrictions or conditions upon the exercise of such Option or upon the sale or other disposition of the shares of Common Stock issuable upon exercise of such Option as the Committee may in its sole discretion determine. By accepting an


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award pursuant to the Plan each Optionee shall thereby agree that each such award shall be subject to all of the terms and provisions of the Plan, including, but not limited to, the provisions of Section 1.3(d).

         (b) Each Agreement shall set forth the number of shares of Common Stock subject to the Option granted thereby.

         (c) Each Agreement relating to Options shall set forth the amount payable by the Optionee to the Company upon exercise of the Option evidenced thereby, subject to adjustment by the Committee to reflect changes in capitalization as contemplated by Section 3.4.

         (d) Each Agreement shall set forth the period during which the Option shall be exercisable and any vesting provisions applicable to the Option, which shall be determined by the Committee in its discretion; provided, however, that no Option shall be exercisable after the expiration of ten years from the Date of Grant.

         (e) Each Agreement shall specify whether the Option is a Nonqualified Stock Option or an Incentive Stock Option.

         (f) Each Agreement shall set forth such other terms and conditions of the Option, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate.

     2.2 Incentive Stock Options.

         Incentive Stock Options granted under the Plan shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in the Plan.


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         (a) Value of Shares. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options granted under this Plan and all other option plans of the Company or any subsidiary corporation or parent corporation become exercisable for the first time by each Optionee during any calendar year shall not exceed $100,000.

         (b) Ten Percent Stockholder. In the case of an Incentive Stock Option granted to a "ten percent stockholder" (as provided in Section 422 of the Code), (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five years from the date of grant of such Incentive Stock Option.

     2.3 Exercise of Options. Subject to the provisions of this Article 2, each Option granted under the Plan shall be exercisable as follows:

         (a) An Option shall become exercisable at such times and subject to such conditions as the applicable Agreement may provide.

         (b) Unless the applicable Agreement otherwise provides, an Option granted under the Plan may be exercised from time to time as to all or part of the shares as to which such Options shall then be exercisable.

         (c) An Option shall be exercisable by the filing of a written notice of exercise with the Company, on such form and in such manner as the Committee shall in its sole discretion prescribe.

         (d) Any written notice of exercise of an Option shall be accompanied by payment of the exercise price for the shares being purchased. Except as


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described below, such payment shall be made by certified or official bank check payable to the Company (or the equivalent thereof acceptable to the Committee). As soon as practicable after receipt of such payment, the Company shall deliver to the Optionee a certificate or certificates for the shares of Common Stock so purchased.

     2.4 Termination of Options.

         (a) Notwithstanding anything to the contrary in this Plan, except as the Agreement may otherwise provide and as set forth in this Section 2.4, an Optionee may not exercise his vested Options after (and his Options shall terminate on) the first to occur of (i) the date which is 45 days after termination of his employment with the Company for any reason other than death or disability; and (ii) 90 days following the Optionee's termination of employment by reason of death or disability.

         (b) Notwithstanding anything to the contrary in this Plan, all Options granted to an Optionee shall immediately expire and cease to be exercisable and all rights granted to an Optionee under this Plan and such Optionee's Agreement shall immediately expire in the event of a Termination With Cause of the Optionee by the Company at any time.

         (c) Unless the applicable Agreement expressly provides otherwise, Options awarded to Optionees under the terms of the Plan will be exercisable only in accordance with the following vesting schedule:


                                                     Cumulative Percentage
Applicable Date                                         of Total Shares
---------------                                      ---------------------
On the first anniversary of the Date of Grant                 25%
On the second anniversary of the Date of Grant                50%
On the third anniversary of the Date of Grant                 75%
On the fourth anniversary of the Date of Grant               100%



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provided, however, that if an Optionee's employment with the Company is terminated by reason of such Optionee's death or disability, the portion of such Optionee's Option that is not yet vested shall immediately and automatically vest and become exercisable. The Committee may modify this vesting schedule in any manner that it deems appropriate in any Agreement, and may provide different vesting schedules in different Agreements in its sole discretion.

         (d) Except as otherwise provided in the Plan or in an Agreement, the portion of an Option that is not vested under Section 2.4(c) above will automatically lapse upon the Optionee's termination of employment with the Company for any reason.

     2.5 Rule 16b-3. Notwithstanding anything in the Plan to the contrary, the Plan shall be administered, and Options shall be granted and exercised, in accordance with the 1934 Act and, specifically, Rule 16b-3 promulgated under the Act.


                                  ARTICLE 3

                                MISCELLANEOUS

     3.1 Amendment of the Plan;
         Modification of Awards.

         (a) The Board may, without stockholder approval, from time to time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that no such amendment shall alter or impair any rights or obligations under any award theretofore made under the Plan without the consent of the person to whom such award was made; provided, further, that an amendment which requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3 promulgated under the 1934 Act or any


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other law, regulation or stock exchange or market requirement shall not be effective unless approved by the requisite vote of stockholders.

         (b) With the consent of the Optionee and subject to the terms and conditions of the Plan (including Section 3.1(a)), the Committee may amend oustanding Agreements with such Optionee, for example, to (i) accelerate the time or times at which an Option may be exercised, or (ii) extend the scheduled expiration date of the Option.

     3.2 Nonassignability. No right granted to any Optionee under the Plan or under any Agreement shall be assignable or transferable other than by will or by the laws of descent and distribution. During the life of the Optionee, all rights granted to the Optionee under the Plan or under any Agreement shall be exercisable only by him.

     3.3 Withholding of Taxes.

         (a) Upon exercise of an Option, the Company shall be entitled to require as a condition to delivery of shares of Common Stock that the Optionee remit an amount sufficient to satisfy all federal, state and other governmental tax withholding requirements related to such exercise. The Company shall be entitled to withhold from any payments to an Optionee an amount sufficient to satisfy any federal, state and other governmental tax requirements related to exercise of an Option which have not previously been paid by the Optionee to the Company or to an appropriate governmental authority.

         (b) An Optionee may elect to have the Company retain that number of shares of Common Stock that would satisfy all or a specified portion of the federal, state and local withholding tax liabilities of the Optionee arising as a result of the exercise of the Option. The Committee shall have sole discretion to approve or disapprove any such


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election. If the Optionee is an Insider, any such withholding shall be made only in a manner so as to be exempt under Section 16(b) of the 1934 Act.

     3.4 Adjustments Upon Certain Changes.

         (a) If and to the extent specified by the Committee, the number of shares of Common Stock issuable upon exercise of Options, the exercise price for Options, and the number of shares available under the Plan may be appropriately adjusted by the Committee for any increase or decrease in the number of issued shares of Common Stock resulting from the subdivision or combination of shares of Common Stock or other capital adjustments, or the payment of a stock dividend after the effective date of this Plan, or other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company, or in the event of any recapitalization, merger, consolidation or other similar transaction; provided, however, that any Options to purchase fractional shares of Common Stock resulting from any such adjustment shall be eliminated. The Committee's determination as to what adjustments shall be made under this Section, and the extent thereof, shall be final, binding and conclusive.

         (b) Unless otherwise determined by the Committee, in the event of a Transaction (as hereinafter defined), each Optionee shall be entitled to receive in respect of each share of Common Stock subject to the Option, upon exercise of such Option, the same amount and kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock was entitled to receive in the Transaction in respect of a share. Unless otherwise determined by the Committee, in the event of a Transaction which does not also constitute a Non-Control Transaction (as hereinafter defined), all Options


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outstanding on the effective date of such transaction shall become fully vested and exercisable.

     "Transaction" means (i) the liquidation or dissolution of the Company,
(ii) a sale or other disposition of 80% or more of the outstanding voting stock or all or substantially all the assets of the Company, or (iii) the merger or consolidation of the Company with or into any entity. "Non-Control Transaction" means (i) a merger or consolidation in which the Company is the surviving corporation and the shares of its outstanding Common Stock are not changed into other securities or property pursuant to such merger or consolidation, (ii) a merger or consolidation with an affiliate of the Company following which those persons who owned directly or indirectly a majority of the outstanding shares of voting stock immediately prior to such merger or consolidation will own a majority of the outstanding shares of voting stock of the surviving corporation, or (iii) a sale or other disposition of capital stock of the Company following which those persons who owned directly or indirectly a majority of the outstanding shares of voting stock immediately prior to such sale will own a majority of the outstanding shares of voting stock of the purchasing entity.

     3.5 Right of Discharge Reserved. Nothing in this Plan or in any Agreement shall confer upon any employee, Optionee or other person the right to continue in the employment or service of the Company or affect any right which the Company may have to terminate the employment or service of such employee or other person.

     3.6 No Rights as a Stockholder. No Optionee or other person holding an Option shall have any of the rights of a stockholder of the Company with respect to shares subject to an Option until the issuance of a stock certificate to him for such shares.


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Except as otherwise provided in Section 3.4, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

     3.7 Nature of Payments.

         (a) Any and all payments of shares of Common Stock or cash hereunder shall be granted, transferred or paid in consideration of services performed by the Optionee for the Company.

         (b) All such grants, issuances and payments shall constitute a special incentive payment to the Optionee and shall not, unless otherwise determined by the Committee, be taken into account in computing the amount of salary or compensation of the Optionee for the purposes of determining any pension, retirement, death or other benefits under (i) any pension, retirement, life insurance or other benefit plan of the Company, or (ii) any agreement between the Company and the Optionee.

     3.8 Non-Uniform Determinations.

         The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Agreements, as to
(i) the persons to receive awards under the Plan and (ii) the terms and provisions of awards under the Plan.


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     3.9  Other Payments or Awards. Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company, any subsidiary or the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

     3.10 Restrictions.

          (a) If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee.

          (b) The term "Consent" as used herein with respect to any Plan Action means (i) any and all listing, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the Optionee or any other party with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.


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     3.11 Section Headings. The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections.

     3.12 Effective Date and Term of Plan.

          (a) The Plan is effective as of September 24, 1996.

          (b) The Plan shall terminate ten years after the earlier of the date on which it becomes effective or the date on which it is approved by the stockholders of the Company, and no Options shall be granted after its termination. Notwithstanding the foregoing, all Options granted before the date the Plan terminates shall remain in effect until such Options have been exercised or terminated in accordance with the terms of the Plan and the Agreements.

     3.13 Disposition of Incentive Stock Options. If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Common Stock issued to such Optionee pursuant to the exercise of an Option granted as an Incentive Stock Option within the two-year period commencing on the day after the Date of Grant or within the one-year period commencing on the date afer the date of transfer of such share or shares of Common Stock to the Optionee pursuant to such exercise, the Optionee shall, within ten days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.


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